EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS SECOND QUARTER 2023 RESULTS
DALLAS, August 2, 2023 - Ashford Inc., an alternative asset management company with a portfolio of strategic operating businesses (NYSE American: AINC) (“Ashford” or the “Company”), today reported the following results and performance measures for the second quarter ended June 30, 2023. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2023, with the second quarter ended June 30, 2022 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
STRATEGIC OVERVIEW
•High-growth, fee-based business model
•Diversified platform of multiple fee generators
•Three paths to growth:
◦Increase assets under management (AUM);
◦Growth of third-party business; and
◦Acquisition or incubation of additional businesses
•Highly-aligned management team with superior long-term track record
•Leader in asset and investment management for the real estate & hospitality sectors

SECOND QUARTER 2023 FINANCIAL HIGHLIGHTS
•Net loss attributable to common stockholders for the quarter was $(7.5) million, or $(2.56) per diluted share. Adjusted net income for the quarter was $12.7 million, or $1.57 per diluted share.
•Total revenue, excluding cost reimbursement revenue, for the quarter was $87.8 million, reflecting a 12.3% growth rate over the prior year quarter.
•Total Advisory Fee revenue from Braemar Hotels & Resorts Inc. (“Braemar”) (NYSE: BHR) in the second quarter increased 15.1% over the prior year quarter.
•Adjusted EBITDA for the quarter was $17.8 million.
•At the end of the second quarter, the Company had approximately $7.9 billion of gross assets under management.
•As of June 30, 2023, the Company had corporate cash of approximately $21.9 million.

ASHFORD SECURITIES UPDATE
Ashford Securities is a dedicated capital raising platform created to fund investment opportunities sponsored and asset-managed by Ashford. Ashford Securities recently completed the offering of a non-traded preferred equity security for Braemar placing approximately $460 million. Ashford Securities currently has two offerings in the market: (1) a non-traded preferred equity security for Ashford Hospitality Trust, Inc. (“Ashford Trust”) (NYSE: AHT) and (2) a growth oriented private offering targeting investments in all types of commercial real estate in the state of Texas.

Ashford Reports Second Quarter Results

August 2, 2023

Ashford Trust has issued $50.6 million of its Series J and Series K Redeemable Preferred Stock through Ashford Securities since the offering commenced, including $27.7 million during the quarter. In connection with the Ashford Trust offering of Series J & K Redeemable Preferred Stock, Ashford Securities has assembled a syndicate of 35 broker-dealers and RIA firms.
During the quarter, Ashford Securities passed $500 million in cumulative gross capital raised, including $42.1 million from institutions, in less than two years of serving investors via the independent broker-dealer and RIA distribution channels.
Long term, the Company believes there is a substantial opportunity to grow its assets under management by offering differentiated alternative investment products through Ashford Securities to help investors further diversify their portfolios.
REMINGTON UPDATE
Remington’s high-margin, low-capex Hotel Management business continues to benefit from the recovery in the lodging industry and has experienced significant growth in its third-party business. In the second quarter, Remington generated hotel management fee revenue of $14.9 million, Net Income Attributable to the Company of $2.8 million, and Adjusted EBITDA of $6.7 million.
Remington continues to focus on growing its mix of third-party managed hotels, which currently account for approximately 39% of Remington’s managed hotels. At the end of the second quarter, Remington managed 120 properties that were open and operating – 47 under third-party management agreements and 73 for Ashford Trust and Braemar – located in 26 states and Washington, D.C. across 25 brands, including 15 independent and boutique properties.
INSPIRE UPDATE
INSPIRE is an event technology company that provides an integrated suite of audio-visual services, including show and event services, hospitality services, and creative services, making it a leading single-source solution for its clients’ meeting and event needs. INSPIRE has seen its hospitality business rebound very strongly over the past three quarters as both corporate and social groups have been eager to gather. It has seen a similar recovery in its show services segment. In the second quarter, INSPIRE had audio visual revenue of $41.3 million, Net Income Attributable to the Company of $1.3 million, and Adjusted EBITDA of $5.1 million. Second quarter revenue growth was 15% over the prior year quarter.
PREMIER UPDATE
Premier provides comprehensive and cost-effective architecture, design, development, and project management services. It also provides project oversight, coordination, planning, and execution of renovation, capital expenditure and ground-up development projects. Premier is responsible for managing and implementing substantially all capital improvements at Ashford Trust and Braemar hotels. Additionally, it has extensive experience working with major hotel brands in renovating, converting, developing and repositioning hotels. Similar to Remington, Premier has also made a concerted effort to grow its third-party business, and through the end of the second quarter, Premier had signed 76 third-party engagements, totaling $20.4 million in expected fees. In the second quarter, Premier generated $7.6 million of design and construction fee revenue, Net Loss Attributable to the Company of $(0.5) million, and Adjusted EBITDA of $2.3 million.

Ashford Reports Second Quarter Results

August 2, 2023

RED HOSPITALITY & LEISURE UPDATE
RED Hospitality is a leading provider of watersports activities and other travel and transportation services in the U.S. Virgin Islands (“USVI”), Puerto Rico, Florida and Turks & Caicos. RED Hospitality has continued to benefit from the resurgence in leisure travel and the desire of consumers for unique and memorable experiences. RED Hospitality has several opportunities for expansion into additional Ashford-advised and third-party hotels in the USVI, elsewhere in the Caribbean, and in U.S. coastal markets. During the second quarter, RED Hospitality generated $9.8 million of revenue, Net Income Attributable to the Company of $0.7 million, and $2.3 million of Adjusted EBITDA.

As previously announced, during the first quarter 2023, RED Hospitality acquired privately-held Alii Nui and Maui Dive Shop, Maui’s premier luxury catamaran and diving operation. RED intends to expand the Alii Nui fleet in 2023 with an additional vessel, and the acquisition follows RED’s proven track record of successfully acquiring and expanding high-quality providers in niche, high-barrier, luxury markets. The transaction also expanded RED’s geographic footprint into the premier Maui market and geographically diversifies its revenue stream. By establishing a foothold in this coveted market, RED is well-positioned to continue to grow its business in Hawaii.
FINANCIAL RESULTS
Net loss attributable to common stockholders for the quarter totaled $(7.5) million, or $(2.56) per diluted share. Adjusted net income for the quarter was $12.7 million, or $1.57 per diluted share.
For the quarter ended June 20, 2023, base advisory fee revenue was $11.9 million. The base advisory fee revenue in the second quarter was comprised of $8.3 million from Ashford Trust and $3.7 million from Braemar.
Adjusted EBITDA for the quarter was $17.8 million.
CAPITAL STRUCTURE
At the end of the second quarter, the Company had approximately $7.9 billion of gross assets under management from its advised platforms. The Company had corporate cash of $21.9 million and 8.0 million fully diluted shares. The Company’s fully diluted shares include 4.2 million common shares associated with its Series D convertible preferred stock. The Company had $122.4 million of loans as of June 30, 2023.
QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS
ASHFORD TRUST HIGHLIGHTS
•Reported Adjusted EBITDAre of $104.0 million for the second quarter.
•Second quarter Comparable RevPAR increased 6.7% over the prior year quarter.
•To date, Ashford Trust has issued approximately $50.6 million of its non-traded preferred stock.
BRAEMAR HOTELS & RESORTS HIGHLIGHTS
•Reported Adjusted EBITDAre of $46.3 million for the second quarter.
•Second quarter Comparable RevPAR was $309.
•Subsequent to the end of the quarter, Braemar completed a $200 million corporate financing consisting of a $150 million term loan and a $50 million credit facility.

Ashford Reports Second Quarter Results

August 2, 2023

“The lodging industry is stabilizing as corporate and group business continues to grow and the leisure segment modestly softens after the 2022 surge,” commented Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “We’re also very pleased to report that Ashford Securities has reached a milestone of $500 million of cumulative capital raised, and we are excited about the future prospects for Ashford Securities to help us grow our assets under management.”
Mr. Bennett concluded, “Moving forward, we will continue to focus on growing our third-party business for our portfolio companies and growing our assets under management at our advised platforms.”

INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Thursday, August 3, 2023, at 1:00 p.m. ET. The number to call for this interactive teleconference is (201) 689-8263. A replay of the conference call will be available through Thursday, August 10, 2023, by dialing (412) 317-6671 and entering the confirmation number, 13739431.
The Company will also provide an online simulcast and rebroadcast of its second quarter 2023 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company’s website, www.ashfordinc.com, on Thursday, August 3, 2023, beginning at 1:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Included in this press release are certain supplemental measures of performance, which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to (a) GAAP net income (loss) as an indication of our financial performance or (b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended and our Current Reports on Form 8-K.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities.  Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *

Ashford Reports Second Quarter Results

August 2, 2023

Ashford is an alternative asset management company with a portfolio of strategic operating businesses that provides global asset management, investment management and related services to the real estate and hospitality sectors.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to maintain compliance with NYSE American LLC continued listing standards; our ability to regain Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	June 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$32,505	$44,390
Restricted cash	36,108	37,058
Restricted investment	224	303
Accounts receivable, net of allowance of $1,180 and $175, respectively	22,880	17,615
Due from affiliates	220	463
Due from Ashford Trust	7,412	—
Due from Braemar	2,058	11,828
Inventories	2,503	2,143
Prepaid expenses and other	15,126	11,226
Total current assets	119,036	125,026
Investments in unconsolidated entities	3,369	4,217
Property and equipment, net	52,438	41,791
Operating lease right-of-use assets	21,054	23,844
Goodwill	59,446	58,675
Intangible assets, net	222,274	226,544
Other assets, net	1,094	2,259
Total assets	$478,711	$482,356
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$38,320	$56,079
Dividends payable	27,964	27,285
Due to affiliates	33	15
Due to Ashford Trust	—	1,197
Deferred income	881	444
Notes payable, net	3,690	5,195
Finance lease liabilities	403	1,456
Operating lease liabilities	3,829	3,868
Claims liabilities and other	32,317	25,630
Total current liabilities	107,437	121,169
Deferred income	8,138	7,356
Deferred tax liability, net	26,562	27,873
Deferred compensation plan	2,060	2,849
Notes payable, net	114,485	89,680
Finance lease liabilities	2,957	1,962
Operating lease liabilities	19,323	20,082
Other liabilities	4,373	3,237
Total liabilities	285,335	274,208

MEZZANINE EQUITY
Series D Convertible Preferred Stock, $0.001 par value, 19,120,000 shares issued and outstanding as of June 30, 2023 and December 31, 2022	478,000	478,000
Redeemable noncontrolling interests	1,726	1,614
EQUITY (DEFICIT)
Common stock, 100,000,000 shares authorized, $0.001 par value, 3,317,321 and 3,181,585 shares issued and 3,214,457 and 3,110,044 shares outstanding at June 30, 2023 and December 31, 2022, respectively	3	3
Additional paid-in capital	299,039	297,715
Accumulated deficit	(583,673)	(568,482)
Accumulated other comprehensive income (loss)	(59)	78
Treasury stock, at cost, 102,864 and 71,541 shares at June 30, 2023 and December 31, 2022, respectively	(1,324)	(947)
Total equity (deficit) of the Company	(286,014)	(271,633)
Noncontrolling interests in consolidated entities	(336)	167
Total equity (deficit)	(286,350)	(271,466)
Total liabilities, mezzanine equity and equity (deficit)	$478,711	$482,356

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
REVENUE
Advisory services fees:
Base advisory fees	$11,917	$11,839	$24,025	$23,513
Incentive advisory fees	67	—	134	—
Other advisory revenue	130	130	258	258
Hotel management fees:
Base management fees	10,388	9,484	19,398	15,658
Incentive management fees	2,059	2,867	3,041	3,871
Other management fees	2,431	1,069	4,626	1,069
Design and construction fees	7,605	4,738	14,534	9,262
Audio visual	41,349	35,977	81,706	60,942
Other	11,808	12,072	20,882	23,511
Cost reimbursement revenue	104,956	89,277	209,228	163,328
Total revenues	192,710	167,453	377,832	301,412
EXPENSES
Salaries and benefits	22,155	16,086	44,459	32,232
Stock/unit-based compensation	991	920	1,480	1,670
Cost of revenues for design and construction	3,589	2,206	6,455	4,116
Cost of revenues for audio visual	29,993	23,279	57,821	41,158
Depreciation and amortization	6,990	8,019	13,990	15,644
General and administrative	11,830	9,770	21,522	17,082
Other	5,684	5,669	11,786	11,136
Reimbursed expenses	104,956	89,181	209,154	163,089
Total operating expenses	186,188	155,130	366,667	286,127
OPERATING INCOME (LOSS)	6,522	12,323	11,165	15,285
Equity in earnings (loss) of unconsolidated entities	(388)	67	(847)	257
Interest expense	(3,422)	(2,536)	(6,259)	(3,815)
Amortization of loan costs	(265)	(232)	(506)	(305)
Interest income	440	38	717	119
Realized gain (loss) on investments	—	—	(80)	(71)
Other income (expense)	(159)	(259)	334	(112)
INCOME (LOSS) BEFORE INCOME TAXES	2,728	9,401	4,524	11,358
Income tax (expense) benefit	(1,227)	(4,076)	(1,847)	(5,354)
NET INCOME (LOSS)	1,501	5,325	2,677	6,004
(Income) loss from consolidated entities attributable to noncontrolling interests	214	298	502	558
Net (income) loss attributable to redeemable noncontrolling interests	(133)	(141)	(288)	(132)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	1,582	5,482	2,891	6,430
Preferred dividends, declared and undeclared	(9,044)	(9,020)	(18,078)	(18,393)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(7,462)	$(3,538)	$(15,187)	$(11,963)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(2.41)	$(1.21)	$(5.00)	$(4.11)
Weighted average common shares outstanding - basic	3,092	2,913	3,039	2,908
Diluted:
Net income (loss) attributable to common stockholders	$(2.56)	$(1.34)	$(5.10)	$(4.15)
Weighted average common shares outstanding - diluted	3,334	3,109	3,137	3,006

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Net income (loss)	$1,501	$5,325	$2,677	$6,004
(Income) loss from consolidated entities attributable to noncontrolling interests	214	298	502	558
Net (income) loss attributable to redeemable noncontrolling interests	(133)	(141)	(288)	(132)
Net income (loss) attributable to the company	1,582	5,482	2,891	6,430
Interest expense	3,422	2,537	6,257	3,816
Amortization of loan costs	264	232	505	305
Depreciation and amortization	8,692	9,297	17,224	18,179
Income tax expense (benefit)	1,227	4,076	1,847	5,354
Net income (loss) attributable to unitholders redeemable noncontrolling interests	133	141	288	132
EBITDA	15,320	21,765	29,012	34,216
Deferred compensation plans	(570)	(600)	(790)	(489)
Stock/unit-based compensation	992	920	1,479	1,751
Change in contingent consideration fair value	(480)	—	300	—
Transaction costs	419	1,308	622	1,837
Loss on disposal of assets	2	10	1,019	764
Reimbursed software costs, net	—	(94)	(74)	(237)
Legal, advisory and settlement costs	635	751	926	863
Severance and executive recruiting costs	1,133	368	2,276	728
Amortization of hotel signing fees and lock subsidies	305	199	545	351
Other (gain) loss	72	291	125	129
Adjusted EBITDA	$17,828	$24,918	$35,440	$39,913

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Net income (loss)	$1,501	$5,325	$2,677	$6,004
(Income) loss from consolidated entities attributable to noncontrolling interests	214	298	502	558
Net (income) loss attributable to redeemable noncontrolling interests	(133)	(141)	(288)	(132)
Preferred dividends, declared and undeclared	(9,044)	(9,020)	(18,078)	(18,393)
Net income (loss) attributable to common stockholders	(7,462)	(3,538)	(15,187)	(11,963)
Amortization of loan costs	264	232	505	305
Depreciation and amortization	8,692	9,297	17,224	18,179
Net income (loss) attributable to unitholders redeemable noncontrolling interests	133	141	288	132
Preferred dividends, declared and undeclared	9,044	9,020	18,078	18,393
Deferred compensation plans	(570)	(600)	(790)	(489)
Stock/unit-based compensation	992	920	1,479	1,751
Change in contingent consideration fair value	(480)	—	300	—
Transaction costs	419	1,308	622	1,837
Loss on disposal of assets	2	10	1,019	764
Non-cash interest from finance lease	—	185	—	327
Reimbursed software costs, net	—	(94)	(74)	(237)
Legal, advisory and settlement costs	635	751	926	863
Severance and executive recruiting costs	1,133	368	2,276	728
Amortization of hotel signing fees and lock subsidies	305	199	545	351
Other (gain) loss	72	291	125	129
GAAP income tax expense (benefit)	1,227	4,076	1,847	5,354
Adjusted income tax (expense) benefit (1)	(1,750)	(5,152)	(3,157)	(7,768)
Adjusted net income available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$12,656	$17,414	$26,026	$28,656
Adjusted net income per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$1.57	$2.23	$3.24	$3.73
Weighted average diluted shares	8,043	7,820	8,021	7,674

Components of weighted average diluted shares
Common shares	3,092	2,913	3,039	2,908
Series D convertible preferred stock	4,229	4,218	4,228	4,216
Deferred compensation plan	212	203	210	202
Acquisition related shares	403	331	428	217
Restricted shares and units	107	155	116	131
Weighted average diluted shares	8,043	7,820	8,021	7,674

Reconciliation of income tax expense (benefit) to adjusted income tax (expense) benefit
GAAP income tax (expense) benefit	$(1,227)	$(4,076)	$(1,847)	$(5,354)
Less deferred income tax (expense) benefit	523	1,076	1,310	2,414
Adjusted income tax (expense) benefit (1)	$(1,750)	$(5,152)	$(3,157)	$(7,768)
(1) Income tax expense (benefit) is adjusted to exclude the effects of deferred income tax expense (benefit) because current income tax expense (benefit) (i) provides a more accurate period-over-period comparison of the ongoing operating performance of our advisory and products and services businesses, and (ii) provides more useful information to investors regarding our economic performance. See Note 18 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30, 2023				Three Months Ended June 30, 2022
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services fees:
Base advisory fees - Trust	$8,250	$—	$—	$8,250	$8,612	$—	$—	$8,612
Base advisory fees - Braemar	3,667	—	—	3,667	3,227	—	—	3,227
Incentive advisory fees - Braemar	67	—	—	67	—	—	—	—
Other advisory revenue - Braemar	130	—	—	130	130	—	—	130
Hotel management fees:
Base management fees	—	10,388	—	10,388	—	9,484	—	9,484
Incentive management fees	—	2,059	—	2,059	—	2,867	—	2,867
Other management fees	—	2,431	—	2,431	—	1,069	—	1,069
Design and construction fees	—	7,605	—	7,605	—	4,738	—	4,738
Audio visual	—	41,349	—	41,349	—	35,977	—	35,977
Other	53	11,755	—	11,808	—	12,072	—	12,072
Cost reimbursement revenue	8,130	94,173	2,653	104,956	7,252	79,774	2,251	89,277
Total revenues	20,297	169,760	2,653	192,710	19,221	145,981	2,251	167,453
EXPENSES
Salaries and benefits	—	13,291	9,434	22,725	—	9,736	6,950	16,686
Deferred compensation plans	—	10	(580)	(570)	—	19	(619)	(600)
Stock/unit-based compensation	—	38	953	991	—	78	842	920
Cost of audio visual revenues	—	29,993	—	29,993	—	23,279	—	23,279
Cost of design and construction revenues	—	3,589	—	3,589	—	2,206	—	2,206
Depreciation and amortization	369	6,593	28	6,990	852	7,102	65	8,019
General and administrative	—	8,687	3,143	11,830	—	6,529	3,241	9,770
Other	—	5,684	—	5,684	—	5,669	—	5,669
Reimbursed expenses	4,670	94,130	2,653	101,453	3,070	79,711	2,251	85,032
REIT stock/unit-based compensation	3,460	43	—	3,503	4,086	63	—	4,149
Total operating expenses	8,499	162,058	15,631	186,188	8,008	134,392	12,730	155,130
OPERATING INCOME (LOSS)	11,798	7,702	(12,978)	6,522	11,213	11,589	(10,479)	12,323
Other	—	(1,358)	(2,436)	(3,794)	—	(1,217)	(1,705)	(2,922)
INCOME (LOSS) BEFORE INCOME TAXES	11,798	6,344	(15,414)	2,728	11,213	10,372	(12,184)	9,401
Income tax (expense) benefit	(2,902)	(2,267)	3,942	(1,227)	(2,896)	(3,893)	2,713	(4,076)
NET INCOME (LOSS)	8,896	4,077	(11,472)	1,501	8,317	6,479	(9,471)	5,325
(Income) loss from consolidated entities attributable to noncontrolling interests	—	214	—	214	—	298	—	298
Net (income) loss attributable to redeemable noncontrolling interests	—	—	(133)	(133)	—	—	(141)	(141)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	8,896	4,291	(11,605)	1,582	8,317	6,777	(9,612)	5,482
Preferred dividends, declared and undeclared	—	—	(9,044)	(9,044)	—	—	(9,020)	(9,020)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$8,896	$4,291	$(20,649)	$(7,462)	$8,317	$6,777	$(18,632)	$(3,538)
								(Continued)

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts) (continued)

	Three Months Ended June 30, 2023				Three Months Ended June 30, 2022
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$8,896	$4,291	$(20,649)	$(7,462)	$8,317	$6,777	$(18,632)	$(3,538)
Preferred dividends, declared and undeclared	—	—	9,044	9,044	—	—	9,020	9,020
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	8,896	4,291	(11,605)	1,582	8,317	6,777	(9,612)	5,482
Interest expense	—	798	2,624	3,422	—	1,087	1,450	2,537
Amortization of loan costs	—	52	212	264	—	51	181	232
Depreciation and amortization	369	8,295	28	8,692	852	8,380	65	9,297
Income tax expense (benefit)	2,902	2,267	(3,942)	1,227	2,896	3,893	(2,713)	4,076
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	133	133	—	—	141	141
EBITDA	12,167	15,703	(12,550)	15,320	12,065	20,188	(10,488)	21,765
Deferred compensation plans	—	10	(580)	(570)	—	19	(619)	(600)
Stock/unit-based compensation	—	39	953	992	—	78	842	920
Change in contingent consideration fair value	—	(480)	—	(480)	—	—	—	—
Transaction costs	—	261	158	419	—	771	537	1,308
Loss on disposal of assets	—	2	—	2	—	10	—	10
Reimbursed software costs, net	—	—	—	—	(94)	—	—	(94)
Legal, advisory and settlement costs	—	372	263	635	—	9	742	751
Severance and executive recruiting costs	—	92	1,041	1,133	—	78	290	368
Amortization of hotel signing fees and lock subsidies	—	305	—	305	—	199	—	199
Other (gain) loss	—	58	14	72	—	204	87	291
Adjusted EBITDA	12,167	16,362	(10,701)	17,828	11,971	21,556	(8,609)	24,918
Interest expense	—	(798)	(2,624)	(3,422)	—	(1,087)	(1,450)	(2,537)
Non-cash interest from finance lease	—	—	—	—	—	185	—	185
Adjusted income tax (expense) benefit	(2,611)	(3,644)	4,505	(1,750)	(3,247)	(4,630)	2,725	(5,152)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$9,556	$11,920	$(8,820)	$12,656	$8,724	$16,024	$(7,334)	$17,414

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (1)	$2.67	$1.14	$(6.37)	$(2.56)	$2.68	$2.18	$(6.19)	$(1.34)
Weighted average common shares outstanding - diluted	3,334	3,334	3,334	3,334	3,109	3,109	3,109	3,109
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$1.19	$1.48	$(1.10)	$1.57	$1.12	$2.05	$(0.94)	$2.23
Weighted average diluted shares	8,043	8,043	8,043	8,043	7,820	7,820	7,820	7,820
(1) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Six Months Ended June 30, 2023				Six Months Ended June 30, 2022
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services fees:
Base advisory fees - Trust	$16,718	$—	$—	$16,718	$17,347	$—	$—	$17,347
Base advisory fees - Braemar	7,307	—	—	7,307	6,166	—	—	6,166
Incentive advisory fees - Braemar	134	—	—	134	—	—	—	—
Other advisory revenue - Braemar	258	—	—	258	258	—	—	258
Hotel management fees:
Base management fees	—	19,398	—	19,398	—	15,658	—	15,658
Incentive management fees	—	3,041	—	3,041	—	3,871	—	3,871
Other management fees	—	4,626	—	4,626	—	1,069	—	1,069
Design and construction fees	—	14,534	—	14,534	—	9,262	—	9,262
Audio visual	—	81,706	—	81,706	—	60,942	—	60,942
Other	180	20,702	—	20,882	15	23,496	—	23,511
Cost reimbursement revenue	16,581	186,367	6,280	209,228	14,828	144,687	3,813	163,328
Total revenues	41,178	330,374	6,280	377,832	38,614	258,985	3,813	301,412
EXPENSES
Salaries and benefits	—	26,180	19,069	45,249	—	17,686	15,035	32,721
Deferred compensation plans	—	23	(813)	(790)	—	36	(525)	(489)
Stock/unit-based compensation	—	108	1,372	1,480	—	177	1,493	1,670
Cost of audio visual revenues	—	57,821	—	57,821	—	41,158	—	41,158
Cost of design and construction revenues	—	6,455	—	6,455	—	4,116	—	4,116
Depreciation and amortization	885	13,005	100	13,990	1,705	13,669	270	15,644
General and administrative	—	16,588	4,934	21,522	—	11,735	5,347	17,082
Other	1,032	10,754	—	11,786	706	10,400	30	11,136
Reimbursed expenses	9,470	186,266	6,280	202,016	6,263	144,535	3,813	154,611
REIT stock/unit-based compensation	7,037	101	—	7,138	8,326	152	—	8,478
Total operating expenses	18,424	317,301	30,942	366,667	17,000	243,664	25,463	286,127
OPERATING INCOME (LOSS)	22,754	13,073	(24,662)	11,165	21,614	15,321	(21,650)	15,285
Other	—	(1,976)	(4,665)	(6,641)	—	(1,948)	(1,979)	(3,927)
INCOME (LOSS) BEFORE INCOME TAXES	22,754	11,097	(29,327)	4,524	21,614	13,373	(23,629)	11,358
Income tax (expense) benefit	(5,464)	(5,111)	8,728	(1,847)	(5,347)	(5,576)	5,569	(5,354)
NET INCOME (LOSS)	17,290	5,986	(20,599)	2,677	16,267	7,797	(18,060)	6,004
(Income) loss from consolidated entities attributable to noncontrolling interests	—	502	—	502	—	558	—	558
Net (income) loss attributable to redeemable noncontrolling interests	—	—	(288)	(288)	—	—	(132)	(132)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	17,290	6,488	(20,887)	2,891	16,267	8,355	(18,192)	6,430
Preferred dividends, declared and undeclared	—	—	(18,078)	(18,078)	—	—	(18,393)	(18,393)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$17,290	$6,488	$(38,965)	$(15,187)	$16,267	$8,355	$(36,585)	$(11,963)
								(Continued)

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts) (continued)

	Six Months Ended June 30, 2023				Six Months Ended June 30, 2022
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$17,290	$6,488	$(38,965)	$(15,187)	$16,267	$8,355	$(36,585)	$(11,963)
Preferred dividends, declared and undeclared	—	—	18,078	18,078	—	—	18,393	18,393
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	17,290	6,488	(20,887)	2,891	16,267	8,355	(18,192)	6,430
Interest expense	—	1,373	4,884	6,257	—	2,116	1,700	3,816
Amortization of loan costs	—	98	407	505	—	102	203	305
Depreciation and amortization	885	16,239	100	17,224	1,705	16,204	270	18,179
Income tax expense (benefit)	5,464	5,111	(8,728)	1,847	5,347	5,576	(5,569)	5,354
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	288	288	—	—	132	132
EBITDA	23,639	29,309	(23,936)	29,012	23,319	32,353	(21,456)	34,216
Deferred compensation plans	—	23	(813)	(790)	—	36	(525)	(489)
Stock/unit-based compensation	—	107	1,372	1,479	—	258	1,493	1,751
Change in contingent consideration fair value	—	300	—	300	—	—	—	—
Transaction costs	—	365	257	622	—	1,095	742	1,837
Loss on disposal of assets	1,032	(13)	—	1,019	706	58	—	764
Reimbursed software costs, net	(74)	—	—	(74)	(237)	—	—	(237)
Legal, advisory and settlement costs	—	599	327	926	—	(84)	947	863
Severance and executive recruiting costs	—	245	2,031	2,276	—	131	597	728
Amortization of hotel signing fees and lock subsidies	—	545	—	545	—	351	—	351
Other (gain) loss	—	96	29	125	—	42	87	129
Adjusted EBITDA	24,597	31,576	(20,733)	35,440	23,788	34,240	(18,115)	39,913
Interest expense	—	(1,373)	(4,884)	(6,257)	—	(2,116)	(1,700)	(3,816)
Non-cash interest from finance lease	—	—	—	—	—	327	—	327
Adjusted income tax (expense) benefit	(5,454)	(5,376)	7,673	(3,157)	(6,230)	(7,445)	5,907	(7,768)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$19,143	$24,827	$(17,944)	$26,026	$17,558	$25,006	$(13,908)	$28,656

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (1)	$5.51	$2.07	$(12.68)	$(5.10)	$5.41	$2.78	$(12.34)	$(4.15)
Weighted average common shares outstanding - diluted	3,137	3,137	3,137	3,137	3,006	3,006	3,006	3,006
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$2.39	$3.10	$(2.24)	$3.24	$2.29	$3.26	$(1.81)	$3.73
Weighted average diluted shares	8,021	8,021	8,021	8,021	7,674	7,674	7,674	7,674
(1) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30, 2023
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$10,388	$—	$—	$—	$—	$—	$10,388
Incentive management fees	2,059	—	—	—	—	—	2,059
Other management fees	2,431	—	—	—	—	—	2,431
Design and construction fees	—	7,605	—	—	—	—	7,605
Audio visual	—	—	41,349	—	—	—	41,349
Other	3	—	—	9,794	422	1,536	11,755
Cost reimbursement revenue	91,297	2,799	54	23	—	—	94,173
Total revenues	106,178	10,404	41,403	9,817	422	1,536	169,760
EXPENSES
Salaries and benefits	6,166	623	4,610	947	743	202	13,291
Deferred compensation plans	—	—	—	10	—	—	10
Stock/unit-based compensation	4	20	8	6	—	—	38
Cost of audio visual revenues	—	—	29,993	—	—	—	29,993
Cost of design and construction revenues	—	3,589	—	—	—	—	3,589
Depreciation and amortization	2,959	2,878	467	286	3	—	6,593
General and administrative	1,782	1,084	3,155	2,019	566	81	8,687
Other	247	—	—	5,207	62	168	5,684
Reimbursed expenses	91,292	2,775	40	23	—	—	94,130
REIT stock/unit-based compensation	5	24	14	—	—	—	43
Total operating expenses	102,455	10,993	38,287	8,498	1,374	451	162,058
OPERATING INCOME (LOSS)	3,723	(589)	3,116	1,319	(952)	1,085	7,702
Other	27	—	(509)	(433)	(66)	(377)	(1,358)
INCOME (LOSS) BEFORE INCOME TAXES	3,750	(589)	2,607	886	(1,018)	708	6,344
Income tax (expense) benefit	(921)	123	(1,291)	(234)	—	56	(2,267)
NET INCOME (LOSS)	2,829	(466)	1,316	652	(1,018)	764	4,077
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	234	(20)	214
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$2,829	$(466)	$1,316	$652	$(784)	$744	$4,291
Interest expense	—	—	376	417	3	2	798
Amortization of loan costs	—	—	42	10	—	—	52
Depreciation and amortization	2,959	2,878	1,672	780	3	3	8,295
Income tax expense (benefit)	921	(123)	1,291	234	—	(56)	2,267
EBITDA	6,709	2,289	4,697	2,093	(778)	693	15,703
Deferred compensation plans	—	—	—	10	—	—	10
Stock/unit-based compensation	5	20	8	6	—	—	39
Change in contingent consideration fair value	(480)	—	—	—	—	—	(480)
Transaction costs	(1)	—	—	215	47	—	261
Loss on disposal of assets	—	—	2	—	—	—	2
Legal, advisory and settlement costs	372	—	—	—	—	—	372
Severance and executive recruiting costs	92	—	—	—	—	—	92
Amortization of hotel signing fees and lock subsidies	—	—	294	—	11	—	305
Other (gain) loss	(13)	—	71	—	—	—	58
Adjusted EBITDA	6,684	2,309	5,072	2,324	(720)	693	16,362
Interest expense	—	—	(376)	(417)	(3)	(2)	(798)
Adjusted income tax (expense) benefit	(2,114)	(1,069)	(327)	43	—	(177)	(3,644)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$4,570	$1,240	$4,369	$1,950	$(723)	$514	$11,920

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$0.70	$(0.14)	$0.39	$0.20	$(0.24)	$0.22	$1.14
Weighted average common shares outstanding - diluted	3,334	3,334	3,334	3,334	3,334	3,334	3,334
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.57	$0.15	$0.54	$0.24	$(0.09)	$0.06	$1.48
Weighted average diluted shares	8,043	8,043	8,043	8,043	8,043	8,043	8,043
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30, 2022
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$9,484	$—	$—	$—	$—	$—	$9,484
Incentive management fees	2,867	—	—	—	—	—	2,867
Other management fees	1,069	—	—		—	—	1,069
Design and construction fees	—	4,738	—	—	—	—	4,738
Audio visual	—	—	35,977	—	—	—	35,977
Other	—	—	—	7,684	413	3,975	12,072
Cost reimbursement revenue	77,379	2,347	39	9	—	—	79,774
Total revenues	90,799	7,085	36,016	7,693	413	3,975	145,981
EXPENSES
Salaries and benefits	4,779	540	2,896	660	628	233	9,736
Deferred compensation plans	—	—	—	19	—	—	19
Stock/unit-based compensation	40	15	19	4	—	—	78
Cost of audio visual revenues	—	—	23,279	—	—	—	23,279
Cost of design and construction revenues	—	2,206	—	—	—	—	2,206
Depreciation and amortization	3,123	2,974	472	214	2	317	7,102
General and administrative	1,118	960	2,241	1,278	654	278	6,529
Other	—	—	—	3,708	85	1,876	5,669
Reimbursed expenses	77,365	2,317	20	9	—	—	79,711
REIT stock/unit-based compensation	14	30	19	—	—	—	63
Total operating expenses	86,439	9,042	28,946	5,892	1,369	2,704	134,392
OPERATING INCOME (LOSS)	4,360	(1,957)	7,070	1,801	(956)	1,271	11,589
Other	(130)	—	(328)	(201)	4	(562)	(1,217)
INCOME (LOSS) BEFORE INCOME TAXES	4,230	(1,957)	6,742	1,600	(952)	709	10,372
Income tax (expense) benefit	138	(907)	(2,377)	(531)	—	(216)	(3,893)
NET INCOME (LOSS)	4,368	(2,864)	4,365	1,069	(952)	493	6,479
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	228	70	298
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$4,368	$(2,864)	$4,365	$1,069	$(724)	$563	$6,777
Interest expense	—	—	276	181	—	630	1,087
Amortization of loan costs	—	—	35	16	—	—	51
Depreciation and amortization	3,123	2,974	1,685	495	1	102	8,380
Income tax expense (benefit)	(138)	907	2,377	531	—	216	3,893
EBITDA	7,353	1,017	8,738	2,292	(723)	1,511	20,188
Stock/unit-based compensation	40	15	19	4	—	—	78
Deferred compensation plans	—	—	—	19	—	—	19
Transaction costs	692	—	18	61	—	—	771
Loss on disposal of assets	—	—	10	—	—	—	10
Legal, advisory and settlement costs	—	—	—	9	—	—	9
Severance and executive recruiting costs	17	61	—	—	—	—	78
Amortization of hotel signing fees and lock subsidies	—	—	192	—	7	—	199
Other (gain) loss	167	30	7	—	—	—	204
Adjusted EBITDA	8,269	1,123	8,984	2,385	(716)	1,511	21,556
Interest expense	—	—	(276)	(181)	—	(630)	(1,087)
Non-cash interest from finance lease	—	—	—	—	—	185	185
Adjusted income tax (expense) benefit	(1,766)	(286)	(1,882)	(433)	—	(263)	(4,630)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$6,503	$837	$6,826	$1,771	$(716)	$803	$16,024

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$1.40	$(0.92)	$1.40	$0.34	$(0.23)	$0.18	$2.18
Weighted average common shares outstanding - diluted	3,109	3,109	3,109	3,109	3,109	3,109	3,109
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.83	$0.11	$0.87	$0.23	$(0.09)	$0.10	$2.05
Weighted average diluted shares	7,820	7,820	7,820	7,820	7,820	7,820	7,820
(1) Represents Pure Wellness, Lismore Capital, Marietta Leasehold L.P. Marietta Leasehold L.P. was acquired by Ashford Hospitality Trust, Inc. on December 16, 2022.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Six Months Ended June 30, 2023
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$19,398	$—	$—	$—	$—	$—	$19,398
Incentive management fees	3,041	—	—	—	—	—	3,041
Other management fees	4,626	—	—	—	—	—	4,626
Design and construction fees	—	14,534	—	—	—	—	14,534
Audio visual	—	—	81,706	—	—	—	81,706
Other	3	—	—	17,422	811	2,466	20,702
Cost reimbursement revenue	180,574	5,641	106	46	—	—	186,367
Total revenues	207,642	20,175	81,812	17,468	811	2,466	330,374
EXPENSES
Salaries and benefits	12,063	1,204	9,058	1,898	1,401	556	26,180
Deferred compensation plans	—	—	—	23	—	—	23
Stock/unit-based compensation	35	48	14	11	—	—	108
Cost of audio visual revenues	—	—	57,821	—	—	—	57,821
Cost of design and construction revenues	—	6,455	—	—	—	—	6,455
Depreciation and amortization	5,830	5,766	930	467	6	6	13,005
General and administrative	3,263	1,820	5,917	4,154	1,215	219	16,588
Other	1,027	—	—	9,196	112	419	10,754
Reimbursed expenses	180,558	5,583	79	46	—	—	186,266
REIT stock/unit-based compensation	16	58	27	—	—	—	101
Total operating expenses	202,792	20,934	73,846	15,795	2,734	1,200	317,301
OPERATING INCOME (LOSS)	4,850	(759)	7,966	1,673	(1,923)	1,266	13,073
Other	46	—	(820)	(291)	(66)	(845)	(1,976)
INCOME (LOSS) BEFORE INCOME TAXES	4,896	(759)	7,146	1,382	(1,989)	421	11,097
Income tax (expense) benefit	(1,217)	174	(3,907)	(279)	—	118	(5,111)
NET INCOME (LOSS)	3,679	(585)	3,239	1,103	(1,989)	539	5,986
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	460	42	502
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$3,679	$(585)	$3,239	$1,103	$(1,529)	$581	$6,488
Interest expense	—	—	671	694	4	4	1,373
Amortization of loan costs	—	—	79	19	—	—	98
Depreciation and amortization	5,830	5,766	3,252	1,374	5	12	16,239
Income tax expense (benefit)	1,217	(174)	3,907	279	—	(118)	5,111
EBITDA	10,726	5,007	11,148	3,469	(1,520)	479	29,309
Deferred compensation plans	—	—	—	23	—	—	23
Stock/unit-based compensation	34	48	14	11	—	—	107
Change in contingent consideration fair value	300	—	—	—	—	—	300
Transaction costs	(123)	—	—	441	47	—	365
Loss on disposal of assets	—	—	(13)	—	—	—	(13)
Legal, advisory and settlement costs	594	—	—	5	—	—	599
Severance and executive recruiting costs	108	—	102	—	—	35	245
Amortization of hotel signing fees and lock subsidies	—	—	530	—	15	—	545
Other (gain) loss	(70)	—	166	—	—	—	96
Adjusted EBITDA	11,569	5,055	11,947	3,949	(1,458)	514	31,576
Interest expense	—	—	(671)	(694)	(4)	(4)	(1,373)
Adjusted income tax (expense) benefit	(2,210)	(1,171)	(1,831)	(30)	—	(134)	(5,376)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$9,359	$3,884	$9,445	$3,225	$(1,462)	$376	$24,827

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$1.17	$(0.19)	$1.03	$0.35	$(0.49)	$0.19	$2.07
Weighted average common shares outstanding - diluted	3,137	3,137	3,137	3,137	3,137	3,137	3,137
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$1.17	$0.48	$1.18	$0.40	$(0.18)	$0.05	$3.10
Weighted average diluted shares	8,021	8,021	8,021	8,021	8,021	8,021	8,021
(1) Represents Pure Wellness and Lismore Capital.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Six Months Ended June 30, 2022
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$15,658	$—	$—	$—	$—	$—	$15,658
Incentive management fees	3,871	—	—	—	—	—	3,871
Other management fees	1,069	—	—	—	—	—	1,069
Design and construction fees	—	9,262	—	—	—	—	9,262
Audio visual	—	—	60,942	—	—	—	60,942
Other	181	—	—	13,729	791	8,795	23,496
Cost reimbursement revenue	140,527	4,049	96	9	4	2	144,687
Total revenues	161,306	13,311	61,038	13,738	795	8,797	258,985
EXPENSES
Salaries and benefits	8,267	990	5,353	1,336	1,313	427	17,686
Deferred compensation plans	—	—	—	36	—	—	36
Stock/unit-based compensation	100	32	37	8	—	—	177
Cost of audio visual revenues	—	—	41,158	—	—	—	41,158
Cost of design and construction revenues	—	4,116	—	—	—	—	4,116
Depreciation and amortization	5,819	5,936	940	326	6	642	13,669
General and administrative	1,878	1,578	4,258	2,379	1,202	440	11,735
Other	—	—	—	6,979	147	3,274	10,400
Reimbursed expenses	140,475	3,987	58	9	4	2	144,535
REIT stock/unit-based compensation	52	62	38	—	—	—	152
Total operating expenses	156,591	16,701	51,842	11,073	2,672	4,785	243,664
OPERATING INCOME (LOSS)	4,715	(3,390)	9,196	2,665	(1,877)	4,012	15,321
Other	36	—	(589)	(413)	4	(986)	(1,948)
INCOME (LOSS) BEFORE INCOME TAXES	4,751	(3,390)	8,607	2,252	(1,873)	3,026	13,373
Income tax (expense) benefit	5	(566)	(3,371)	(872)	—	(772)	(5,576)
NET INCOME (LOSS)	4,756	(3,956)	5,236	1,380	(1,873)	2,254	7,797
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	454	104	558
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$4,756	$(3,956)	$5,236	$1,380	$(1,419)	$2,358	$8,355
Interest expense	—	—	516	340	—	1,260	2,116
Amortization of loan costs	—	—	70	32	—	—	102
Depreciation and amortization	5,819	5,936	3,364	893	4	188	16,204
Income tax expense (benefit)	(5)	566	3,371	872	—	772	5,576
EBITDA	10,570	2,546	12,557	3,517	(1,415)	4,578	32,353
Stock/unit-based compensation	181	32	37	8	—	—	258
Deferred compensation plans	—	—	—	36	—	—	36
Transaction costs	942	—	44	109	—	—	1,095
Loss on disposal of assets	—	—	10	—	48	—	58
Legal, advisory and settlement costs	5	—	(98)	9	—	—	(84)
Severance and executive recruiting costs	34	77	19	—	1	—	131
Amortization of hotel signing fees and lock subsidies	—	—	337	—	14	—	351
Other (gain) loss	(13)	57	(2)	—	—	—	42
Adjusted EBITDA	11,719	2,712	12,904	3,679	(1,352)	4,578	34,240
Interest expense	—	—	(516)	(340)	—	(1,260)	(2,116)
Non-cash interest from finance lease	—	—	—	—	—	327	327
Adjusted income tax (expense) benefit	(2,443)	(667)	(2,827)	(687)	—	(821)	(7,445)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$9,276	$2,045	$9,561	$2,652	$(1,352)	$2,824	$25,006

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$1.58	$(1.32)	$1.74	$0.46	$(0.47)	$0.78	$2.78
Weighted average common shares outstanding - diluted	3,006	3,006	3,006	3,006	3,006	3,006	3,006
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$1.21	$0.27	$1.25	$0.35	$(0.18)	$0.37	$3.26
Weighted average diluted shares	7,674	7,674	7,674	7,674	7,674	7,674	7,674
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P. Marietta Leasehold L.P. was acquired by Ashford Hospitality Trust, Inc. on December 16, 2022.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	2023	2023	2022	2022	June 30, 2023
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$1,501	$1,176	$(1,978)	$(1,103)	$(404)
(Income) loss from consolidated entities attributable to noncontrolling interests	214	288	341	272	1,115
Net (income) loss attributable to redeemable noncontrolling interests	(133)	(155)	(158)	(158)	(604)
Net income (loss) attributable to the company	1,582	1,309	(1,795)	(989)	107
Interest expense	3,422	2,835	3,214	2,967	12,438
Amortization of loan costs	264	241	237	219	961
Depreciation and amortization	8,692	8,532	9,276	9,603	36,103
Income tax expense (benefit)	1,227	620	2,559	617	5,023
Net income (loss) attributable to unitholders redeemable noncontrolling interests	133	155	158	158	604
EBITDA	15,320	13,692	13,649	12,575	55,236
Deferred compensation plans	(570)	(220)	90	(78)	(778)
Stock/unit-based compensation	992	487	454	1,912	3,845
Change in contingent consideration fair value	(480)	780	350	300	950
Transaction costs	419	203	113	501	1,236
Loss on disposal of assets	2	1,017	2,230	58	3,307
Reimbursed software costs, net	—	(74)	(74)	(75)	(223)
Legal, advisory and settlement costs	635	291	135	300	1,361
Severance and executive recruiting costs	1,133	1,143	1,009	731	4,016
Amortization of hotel signing fees and lock subsidies	305	240	85	160	790
Other (gain) loss	72	53	1,320	27	1,472
Adjusted EBITDA	$17,828	$17,612	$19,361	$16,411	$71,212